EXHIBIT 10.1

EXECUTION VERSION

THIRD AMENDMENT

TO

AMENDED AND RESTATED CREDIT AGREEMENT

dated as of

April 29, 2009

among

PIONEER NATURAL RESOURCES COMPANY,

as the Borrower

JPMORGAN CHASE BANK, N.A.

as Administrative Agent

and

The Lenders Party Hereto

____________________________

THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Third Amendment”) dated as of April 29, 2009, among PIONEER NATURAL RESOURCES COMPANY, a Delaware corporation, as the Borrower, JPMORGAN CHASE BANK, N.A., as Administrative Agent, and the LENDERS party hereto.

R E C I T A L S

A.        The Borrower, the Administrative Agent, and the Lenders party thereto are parties to that certain Amended and Restated Credit Agreement dated as of April 11, 2007, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of November 20, 2007, as further amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of January 1, 2009 (as further amended, modified, supplemented or restated prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.        The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement.

C.        NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.        Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Third Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this Third Amendment refer to sections of the Credit Agreement.

Section 2.	Amendments to Credit Agreement.
2.1	Amendments to Section 1.01.

(a)       The definition of “Agreement” in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

“Agreement” means this Credit Agreement, as amended by the First Amendment, the Second Amendment and the Third Amendment, as the same may from time to time be amended, modified, supplemented or restated.

(b)       The definition of “Alternate Base Rate” in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus ½ of 1%, or (c) the Adjusted LIBO Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%, provided that, for the avoidance of doubt, the Adjusted LIBO Rate for any day shall be based on the rate appearing on the Reuters Screen LIBOR01 Page (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, on such day. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate, respectively.

(c)       The definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended (i) to add the phrase “any ABR Loan or” after the phrase “with respect to” in the first sentence thereof, (ii) to add the phrase ““ABR Spread”,” after the word “caption” and before the words ““Eurodollar Spread”” in the first sentence thereof, (iii) to replace the table set forth therein with the following table:

Index Debt Ratings	Commitment Fee Rate	Eurodollar Spread	ABR Spread
Category 1 >Baa2/BBB	0.275%	1.50%	0.50%
Category 2 >Baa3/BBB-	0.325%	1.75%	0.75%
Category 3 Ba1/BB+	0.375%	2.00%	1.00%
Category 4 <Ba2/BB	0.425%	2.25%	1.25%

and (iv) to delete the last sentence in the first paragraph below the table set forth therein which begins with “Applicable Margin”.

(d)       The definition of “PV” in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

“PV” means the sum of (a) the calculation of the net present value of projected future cash flows from Proved Reserves based upon the most recently delivered Reserve Information (using the arithmetical average of the discount rate and customary price deck of JPMorgan Chase Bank, N.A. and Wachovia Bank, National Association as of the effective date of such Reserve Information, giving effect to the Borrower’s hedging arrangements and long-term contracts, and using future capital and lease operating cost assumptions proposed by the Borrower and reasonably acceptable to JPMorgan Chase Bank, N.A. and Wachovia Bank, National Association), plus (b) an amount equal to 75% of the market value of the MLP Units as of the last day of the fiscal quarter ending on or prior to date of calculation, which shall not exceed the lesser of $500,000,000 or 10% of PV. For purposes of calculating the PV, a maximum of 35% of the PV value will be included from Proved Reserves that are not proved developed producing reserves. If, during any period between the effective dates of the Reserve Information, the aggregate fair market value, in the reasonable opinion of the Borrower, of Oil and Gas Properties and the MLP Units disposed of or purchased by the Borrower and the Restricted Subsidiaries shall exceed $100,000,000 in the aggregate, then the PV for such period

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shall be reduced or increased, as the case may be, from time to time, by an amount equal to the value assigned such Oil and Gas Properties and the MLP Units in the most recent calculation of the PV for such period (or if no value was assigned, by an amount agreed to by the Borrower, JPMorgan Chase Bank, N.A. and Wachovia Bank, National Association). PV shall reflect the deferred revenue with respect to production payments included in Total Debt, at a value that is equal to the amount of deferred revenues so included in Total Debt.

(e)       The following definitions are hereby added in Section 1.01 the Credit Agreement where alphabetically appropriate to read as follows:

“Defaulting Lender” means any Lender, as reasonably determined by the Administrative Agent, that has (a) failed to fund any portion of its Loans or participations in Letters of Credit or Swingline Loans within three Business Days of the date required to be funded by it hereunder, (b) notified the Borrower, the Administrative Agent, the Issuing Bank, the Swingline Lender or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement that it does not intend to comply with its funding obligations under this Agreement, (c) otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three Business Days of the date when due, unless the subject of a good faith dispute, or (d) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment; provided that the Administrative Agent shall provide written notice to any Lender determined by the Administrative Agent to be a Defaulting Lender hereunder.

“MLP Units” means any units in Pioneer Southwest Energy Partners L.P. owned by the Borrower or any Restricted Subsidiary.

“Third Amendment” means that certain Third Amendment to Credit Agreement dated as of April 29, 2009 among the Borrower, the Administrative Agent and the Lenders party thereto.

“Third Amendment Effective Date” means April 29, 2009.

2.2       Amendment to Section 2.19(b). Section 2.19(b) of the Credit Agreement is hereby amended to delete the phrase “or if any Lender defaults in its obligation to fund Loans hereunder” and replace it with the phrase “or if any Lender is a Defaulting Lender”.

2.3       Addition of Section 2.21. The following Section 2.21 is hereby added to the Credit Agreement:

“Section 2.21 Defaulting Lenders.

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If any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(a) if any LC Exposure exists while a Lender is a Defaulting Lender then the Borrower shall within one Business Day following notice by the Administrative Agent cash collateralize such Defaulting Lender’s LC Exposure in accordance with the procedures set forth in Section 2.06(j) for so long as such LC Exposure is outstanding; and

(b) if any Swingline Exposure exists while a Lender is a Defaulting Lender then the Borrower shall within one Business Day following notice by the Administrative Agent cash collateralize such Defaulting Lender’s Swingline Exposure for so long as such Swingline Exposure is outstanding. The cash collateralization will be in accordance with the procedures set forth in Section 2.06(j), except that such cash collateral shall be applied by the Administrative Agent (i) to reimburse a Swingline Lender for Swingline Loans for which it has not been repaid, and (ii) if the maturity of the Loans has been accelerated, to the extent not so applied, to satisfy other obligations of the Borrower under this Agreement.”

2.4       Amendment to Section 6.04(b). Section 6.04(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

“(b)     The Borrower will not permit, on any day during the period, if any, prior to the occurrence of an Investment Grade Date (each day in such period called a “determination day”), (i) with respect to any day from the Third Amendment Effective Date until and including March 31, 2011, the ratio of PV to Total Debt on such determination day to be less than 1.50 to 1.0 and (ii) with respect to any day after March 31, 2011, the ratio of PV to Total Debt on such determination day to be less than 1.75 to 1.0. After the occurrence of an Investment Grade Date, this Section 6.04(b) will be deleted permanently.”

Section 3.        Conditions Precedent. The effectiveness of this Third Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions specified in this Section 3:

3.1       Counterparts of Third Amendment. The Administrative Agent shall have received from the Borrower and the Required Lenders multiple counterparts (in such number as may be requested by the Administrative Agent) of this Third Amendment signed on behalf of each such party.

3.2       No Default. No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Third Amendment.

3.3       Fees. The Lenders and the Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented, on or before the Third Amendment Effective Date.

Section 4.	Miscellaneous.

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4.1       Confirmation. The provisions of the Credit Agreement, as amended by this Third Amendment, shall remain in full force and effect in accordance with its terms following the effectiveness of this Third Amendment.

4.2       Ratification and Affirmation; Representations and Warranties. The Borrower hereby (a) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Third Amendment, (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and (ii) no Default has occurred and is continuing.

4.3       Loan Document. This Third Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement, as amended by this Third Amendment, relating to Loan Documents shall apply hereto.

4.4       Counterparts. This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Third Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

4.5       No Oral Agreement. This Third Amendment, the Credit Agreement and the other Loan Documents executed in connection therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.

4.6       GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

[SIGNATURES BEGIN NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first written above.

BORROWER:	PIONEER NATURAL RESOURCES COMPANY

	By:	/s/ Richard P. Dealy
	Name:	Richard P. Dealy
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to Third Amendment to Amended and Restated Credit Agreement

JP MORGAN CHASE BANK, N.A.,
as a Lender and as Administrative Agent

By:	/s/ Robert W. Traband
Name:	Robert W. Traband
Title:	Executive Director

Signature Page to Third Amendment to Amended and Restated Credit Agreement

LENDER:	WACHOVIA BANK, NATIONAL
ASSOCIATION

	By:	/s/ Shannan Townsend
	Name:	Shannan Townsend
	Title:	Director

Signature Page to Third Amendment to Amended and Restated Credit Agreement

LENDER:	BANK OF AMERICA, N.A.

	By:	/s/ Ronald E. McKaig
	Name:	Ronald E. McKaig
	Title:	Senior Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement

LENDER:	DEUTSCHE BANK AG NEW YORK BRANCH

	By:	/s/ Rainer Meier
	Name:	Rainer Meier
	Title:	Director

	By:	/s/ Marcus Tarkington
	Name:	Marcus Tarkington
	Title:	Director

Signature Page to Third Amendment to Amended and Restated Credit Agreement

LENDER:	WELLS FARGO BANK, NA

	By:	/s/ David C. Brooks
	Name:	David C. Brooks
	Title:	Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement

LENDER:	UBS AG, STAMFORD BRANCH

	By:	/s/ Marie Haddad
	Name:	Marie Haddad
	Title:	Associate Director

	By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

Signature Page to Third Amendment to Amended and Restated Credit Agreement

LENDER:	THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

	By:	/s/ Linda Terry
	Name:	Linda Terry
	Title:	Authorized Signatory

Signature Page to Third Amendment to Amended and Restated Credit Agreement

LENDER:	BMO CAPITAL MARKETS FINANCING, INC.

	By:	/s/ James V. Ducote
	Name:	James V. Ducote
	Title:	Director

Signature Page to Third Amendment to Amended and Restated Credit Agreement

LENDER:	CITIBANK, N.A.

	By:	/s/ Todd Mogil
	Name:	Todd Mogil
	Title:	Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement

LENDER:	THE ROYAL BANK OF SCOTLAND plc

	By:	/s/ David Slye
	Name:	David Slye
	Title:	Senior Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement

LENDER:	DNB NOR BANK ASA

	By:	/s/ Thomas Tangen
	Name:	Thomas Tangen
	Title:	Head of Corporate Banking

	By:	/s/ Giacomo Landi
	Name:	Giacomo Landi
	Title:	Senior Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement

LENDER:	BNP PARIBAS

	By:	/s/ Russell Otts
	Name:	Russell Otts
	Title:	Director

	By:	/s/ Betsy Jocher
	Name:	Betsy Jocher
	Title:	Director

Signature Page to Third Amendment to Amended and Restated Credit Agreement

LENDER:	MIZUHO CORPORATE BANK, LTD.

	By:	/s/ Leon Mo
	Name:	Leon Mo
	Title:	Senior Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement

LENDER:	SCOTIABANC INC.

	By:	/s/ J.F. Todd
	Name:	J.F. Todd
	Title:	Managing Director

Signature Page to Third Amendment to Amended and Restated Credit Agreement

LENDER:	BARCLAYS BANK PLC

	By:	/s/ Maria Lund
	Name:	Maria Lund
	Title:	Vice President

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LENDER:	FORTIS CAPITAL CORP.

	By:	/s/ Michele Jones
	Name:	Michele Jones
	Title:	Director

	By:	/s/ Darrell Holley
	Name:	Darrell Holley
	Title:	Managing Director

Signature Page to Third Amendment to Amended and Restated Credit Agreement

LENDER:	GOLDMAN SACHS CREDIT PARTNERS L.P.

	By:	/s/ Andrew Caditz
	Name:	Andrew Caditz
	Title:	Authorized Signatory

Signature Page to Third Amendment to Amended and Restated Credit Agreement

LENDER:	SOCIETE GENERALE

	By:	/s/ Kevin C. Joyce
	Name:	Kevin C. Joyce
	Title:	Vice President

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LENDER:	TORONTO DOMINION (TEXAS) LLC

	By:	/s/ Debbi L. Brito
	Name:	Debbi L. Brito
	Title:	Authorized Signatory

Signature Page to Third Amendment to Amended and Restated Credit Agreement

LENDER:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Mark E. Thompson
	Name:	Mark E. Thompson
	Title:	Senior Vice President

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LENDER:	UNION BANK OF CALIFORNIA, N.A.

By:
Name:
Title:

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LENDER:	THE BANK OF NOVA SCOTIA

	By:	/s/ David G. Mills
	Name:	David G. Mills
	Title:	Managing Director

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LENDER:	COMPASS BANK

	By:	/s/ Dorothy E. Marchard
	Name:	Dorothy E. Marchard
	Title:	Senior Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement

LENDER:	CREDIT SUISSE, CAYMAN ISLANDS
BRANCH

	By:	/s/ Nupur Kumar
	Name:	Nupur Kumar
	Title:	Vice President

	By:	/s/ Shaheen Malik
	Name:	Shaheen Malik
	Title:	Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement

LENDER:	CALYON NEW YORK BRANCH

	By:	/s/ Mark A. Roche
	Name:	Mark A. Roche
	Title:	Managing Director

	By:	/s/ Michael Willis
	Name:	Michael Willis
	Title:	Managing Director

Signature Page to Third Amendment to Amended and Restated Credit Agreement